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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               January 19, 1999
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               Date of Report (date of earliest event reported)


                       CBT GROUP PUBLIC LIMITED COMPANY
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            (Exact name of Registrant as specified in its charter)


      Republic of Ireland                 0-25674               Not Applicable
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                             900 Chesapeake Drive
                        Redwood City, California 94063
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (650) 817-5900


                                      N/A
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         (Former name or former address, if changed since last report)


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Item 5.  Other Events.
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         On January 19, 1999, CBT Group PLC issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

         This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Any forward-looking statements in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from those stated. Factors that could cause or contribute to such differences include those discussed in CBT Group's Form 10-K for the year ended Dec. 31, 1997 and Form 10-Q for the quarter ended Sept. 30, 1998. Any forward-looking statements in this Current Report reflect management's opinions only as of the date hereof, and CBT Group assumes no obligation unless required by law to revise or publicly release the results of any revision to any such forward-looking statements.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)   Not Applicable

         (b)   Not Applicable

         (c)   Exhibits.   The following exhibit is being filed herewith.

               (99.1)   Press Release, dated January 19, 1999
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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: February 1, 1999                     CBT GROUP PLC


                                            /s/ Elizabeth K. Roemer
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                                            Elizabeth K. Roemer
                                            Vice President and
                                            General Counsel
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                                 CBT GROUP PLC
                           EXHIBIT INDEX TO FORM 8-K

Exhibit

(99.1)     Press Release, dated January 19, 1999